SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 6, 2001
                                                          --------------


                         Lexington Precision Corporation

--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-3252                   22-1830121
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
        of incorporation)             File Number)          Identification No.)


         767 Third Avenue, New York, NY                             10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

      On August 6, 2001, Lexington Precision Corporation filed an application for qualification of a new indenture on Form T-3 with the Securities and Exchange Commission and issued a press release announcing the commencement of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000. The exchange offer will expire on September 4, 2001, unless otherwise extended by the registrant. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the commencement of the exchange offer.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) EXHIBITS

              Exhibit 4.1    Form of Indenture between Lexington Precision Corporation
                             and Wilmington Trust Company, as Trustee (incorporated by
                             reference to Exhibit T3C to the registrant's Form T-3 filed with the Securities and Exchange Commission on August 6,
                             2001 (the "T-3").

              Exhibit 4.2    Form of Warrant (incorporated by reference to Exhibit T3E.4 to the T-3).

              Exhibit 99.1   Press release dated August 6, 2001.

              Exhibit 99.2   Offering Circular dated August 6, 2001 (incorporated  by reference to  Exhibit  T3E.1  to  the T-3).

              Exhibit 99.3   Letter of Transmittal (incorporated by reference to Exhibit
                             T3E.2 to the T-3).

              Exhibit 99.4   Notice of Guaranteed Delivery (incorporated by reference to
                             Exhibit T3E.3 to the T-3).

              Exhibit 99.5   Form of Letter to Brokers, Dealers, Commercial Banks, Trust
                             Companies, and Other Nominees (incorporated by reference to
                             Exhibit T3E.6 to the T-3).

              Exhibit 99.6   Form of Letter to Clients for Use by Brokers, Dealers,
                             Commercial Banks, Trust Companies and Other Nominees
                             (incorporated by reference to Exhibit T3E.7 to the T-3).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        August 6, 2001           LEXINGTON PRECISION CORPORATION


                                       By:      /S/ MICHAEL A. LUBIN
                                            ------------------------------------
                                            Michael A. Lubin
                                            Chairman of the Board



                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER        EXHIBIT NAME                                                                     LOCATION


4.1                Form of Indenture between Lexington Precision Corporation and      Incorporated by reference to
                   Wilmington Trust Company, as Trustee                               Exhibit T3C to the T-3

4.2                Form of Warrant                                                    Incorporated by reference to
                                                                                      Exhibit T3E.4 to the T-3

99.1               Press release dated August 6, 2001                                 Filed herewith

99.2               Offering Circular dated August 6, 2001                             Incorporated by reference to
                                                                                      Exhibit T3E.1 to the T-3

99.3               Letter of Transmittal                                              Incorporated by reference to
                                                                                      Exhibit T3E.2 to the T-3

99.4               Notice of Guaranteed Delivery                                      Incorporated by reference to
                                                                                      Exhibit T3E.3 to the T-3

99.5               Form of Letter to Brokers, Dealers, Commercial Banks, Trust        Incorporated by reference to
                   Companies, and Other Nominees                                      Exhibit T3E.6 to the T-3

99.6               Form of Letter to Clients for Use by Brokers, Dealers,             Incorporated by reference to
                   Commercial Banks, Trust Companies, and Other Nominees              Exhibit T3E.7 to the T-3